EXHIBIT 15.1




CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Numbers 333-84453, 333-54580, 333-65848, and 333-101109 on Form S-8 of our report dated
June 30, 2006, appearing in this Annual Report on Form 20-F of iQ Power AG for the year ended December 31, 2005.

Deloitte AG

/s/ James D. Horiguchi                                        /s/ Scott Hornback
James D. Horiguchi                                            Scott Hornback

Zurich, Switzerland
June 30, 2006